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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K


                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)   March 3, 1998


                          AMFAC/JMB HAWAII, L.L.C.
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           (Exact Name of Registrant as Specified in its Charter)


                                   Hawaii
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               (State or Other Jurisdiction of Incorporation)


        33-24180                                      36-3109397
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 (Commission File Number)                (I.R.S. Employer Identification No.)




900 North Michigan Avenue, Chicago, Illinois                    60611-1581
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(Address of Principal Executive Offices)                        (Zip Code)


                                (312) 915-2420
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            (Registrant's Telephone Number, Including Area Code)


                           Amfac/JMB Hawaii, Inc.
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         (Former Name or Former Address, if Changed Since Last Report)










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Item 5.  Other Events.

Conversion to Limited Liability Company

         Amfac/JMB Hawaii, L.L.C., a Hawaii limited liability company (the "Company") is the successor to Amfac/JMB Hawaii, Inc. ("A/J Hawaii") pursuant to the merger described below which was consumated on March 3, 1998. On March 3, 1998, A/J Hawaii was merged (the "Merger") with and into the Company (which was then named Amfac/JMB Mergerco L.L.C.) pursuant to an Agreement and Plan of Merger dated February 27, 1998 (the "Merger Agreement") by and between A/J Hawaii and the Company. The Company was the surviving entity in the Merger. The Merger was consummated to change the form of A/J Hawaii's business from a corporation to a limited liability company for tax planning purposes. The Company was a nominally capitalized limited liability company which was formed on December 24, 1997, solely for the purpose of effecting the Merger. The Company succeeded to all the assets and liabilities of A/J Hawaii in accordance with the Hawaii Business Corporation Act and the Hawaii Uniform Limited Liability Company Act. In addition, A/J Hawaii, the Company, The First National Bank of Chicago (the "Trustee") and various guarantors entered into a Second Supplemental Indenture dated as of March 1, 1998, pursuant to which the Company expressly assumed all obligations of A/J Hawaii under the Indenture dated as of March 14, 1989, as amended (the "Indenture") by and among A/J Hawaii, the Trustee and the guarantors named therein and the Certificates of Land Appreciation Notes due 2008 Class A (the "Class A COLAs") and the Certificates of Land Appreciation Notes due 2008 Class B (the "Class B COLAs" and collectively with the Class A COLAs, the "COLAs"). The Merger did not require the consent of the holders of the COLAs under the terms of the Indenture. The Company has succeeded to A/J Hawaii's reporting obligations under the Securities Exchange Act of 1934, as amended.

Tender Offer to Purchase COLAs

         On January 30, 1998, Amfac Finance Limited Partnership ("Amfac Finance"), an Illinois limited partnership and an affiliate of the Company extended a Tender Offer to Purchase (the "Tender Offer") up to $65,421,000 Principal amount of separately certificated Class B COLAS ("Separate Class B COLAs") for cash at a unit price of $375 to be paid by Amfac Finance on each Separate Class B COLA on or about March 24, 1998. The maximum cash to be paid under the Tender Offer is $49,065,750 (130,842 Separate Class B COLAs at a unit price of $375 for each separate Class B COLA). The Tender Offer will not reduce the outstanding indebtedness of the Company. The Separate Class B COLAs to be purchased by Amfac Finance pursuant to Tender Offer will remain outstanding pursuant to the terms of the Indenture. Except as provided in the last sentence of this paragraph, Amfac Finance will be entitled to the same rights and benefits of any other holder of Separate Class B COLAs, including having the ability to have its Separate Class B COLAs repurchased on June 1, 1999 in accordance with the terms of the Indenture. Amfac Finance has not yet determined whether it will require that its Separate Class B COLAs be repurchased. Because Amfac Finance is an affiliate of the Company, Amfac Finance will not be able to participate in determining whether the holders of the required principal amount of debt under the Indenture have concurred in any direction, waiver or consent under the terms of the Indenture.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.


Exhibit
  No.            Document Description
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2.1              Agreement and Plan of Merger by and between Amfac/JMB
                 Hawaii, Inc. and Amfac/JMB Mergerco, L.L.C. dated as of
                 February 27, 1998.

4.1              Second Supplement to the Indenture dated as of March 1, 1998.




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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMFAC/JMB HAWAII, L.L.C.
                                        (Registrant)




Dated:  March 3, 1998                   By:______________________
                                        Name: Edward J. Kroll
                                        Title: Vice President




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                             INDEX TO EXHIBITS



Exhibit
  No.            Document Description
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2.1              Agreement and Plan of Merger by and between Amfac/JMB
                 Hawaii, Inc. and Amfac/JMB Mergerco, L.L.C. dated as of
                 February 27, 1998.

4.1              Second Supplement to the Indenture dated as of March 1, 1998.